UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  09/02/2008

Unitrin, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-18298

DE	95-4255452
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

One East Wacker Drive, Chicago, IL 60601
(Address of Principal Executive Offices, Including Zip Code)

312-661-4600
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On September 2, 2008, the registrant, Unitrin, Inc. ("Unitrin"), announced that its subsidiary, Trinity Universal Life Insurance Company ("Trinity"), signed a definitive agreement to purchase Direct Response Corporation and its subsidiaries ("Direct Response"). In its press release dated September 2, 2008 and attached hereto as Exhibit 99.01, Unitrin announced that the parties expected to close the transaction in the fourth quarter of 2008, subject to timely approvals by insurance regulators and the satisfaction of other customary closing conditions. The definitive agreement between Trinity and the owners of privately-held Direct Response was signed on August 29, 2008. More information about the transaction is included in the attached Exhibit 99.01.

In a separate press release dated September 2, 2008 and attached hereto as Exhibit 99.02, Unitrin announced that its preliminary estimate of losses related to Hurricane Gustav is a range of $10 to $15 million after tax. In the press release, Unitrin stressed that this estimate is subject to change as claims continue to be reported and adjusted.

This report contains information that includes or is based upon forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give expectations or forecasts of future events. The reader can identify these statements by the fact that they do not relate strictly to historical or current facts. These include statements relating to future actions or events and the outcome of contingencies.

Any or all forward-looking statements may turn out to be wrong, and, accordingly, readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this report. Such statements can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many factors will be important in determining Unitrin's actual future results. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance; actual results could differ materially from those expressed or implied in the forward-looking statements. No assurances can be given that the results contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable. Unitrin assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this report. The reader is advised, however, to consult any further disclosures Unitrin makes on related subjects in filings made with the Securities and Exchange Commission.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.01 - Press Release dated September 2, 2008 Regarding Direct Response Corporation

Exhibit 99.02 - Press Release dated September 2, 2008 Regarding Hurricane Gustav

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Unitrin, Inc.

Date: September 03, 2008.	By:	/s/ Eric J. Draut
Eric J. Draut
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.01	Press Release dated September 2, 2008 Regarding Direct Response Corporation
EX-99.02	Press Release dated September 2, 2008 Regarding Hurricane Gustav